Supplement to the
Fidelity® Select Portfolios®
Industrials Portfolio
April 29, 2025
Summary Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Select Portfolios has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Industrials Portfolio and Fidelity Advisor® Industrials Fund pursuant to which Industrials Portfolio would be reorganized on a tax-free basis with and into Fidelity Advisor® Industrials Fund.
As a result of the proposed Reorganization, shareholders of Industrials Portfolio would receive corresponding shares of Fidelity Advisor® Industrials Fund.
The Agreement provides for the transfer of all of the assets of Industrials Portfolio in exchange for corresponding shares of Fidelity Advisor® Industrials Fund equal in value to the net assets of Industrials Portfolio and the assumption by Fidelity Advisor® Industrials Fund of all of the liabilities of Industrials Portfolio. After the exchange, Industrials Portfolio will distribute the Fidelity Advisor® Industrials Fund shares to its shareholders pro rata, in liquidation of Industrials Portfolio. As a result, shareholders of Industrials Portfolio will become shareholders of Fidelity Advisor® Industrials Fund (these transactions are collectively referred to as the "Reorganization").
The Reorganization, which does not require shareholder approval, is expected to take place on or about October 17, 2025. The Reorganization is expected to be a tax-free transaction. This means that neither Industrials Portfolio nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.
Effective after the close of business on the business day prior to the Reorganization, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund's Reorganization takes place.
For more detailed information, please contact Fidelity at 1-800-544-8544.
The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
David Wagner (Co-Portfolio Manager) has managed the fund since 2023.
Effective December 31, 2025, Mr. Wagner will no longer serve as Co-Portfolio Manager for the fund and Mr. Pfannenstiel will assume sole portfolio manager responsibilities.
Clayton Pfannenstiel (Co-Portfolio Manager) has managed the fund since 2025.
CYC-SUSTK-0725-104 1.9880383.104	July 22, 2025